Annual Report - Financial Statements

T. Rowe Price

Tax-Free
High Yield Fund

February 28, 1999

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Portfolio Highlights
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SECTOR DIVERSIFICATION
                                                   Percent of   Percent of
                                                   Net Assets   Net Assets
                                                      8/31/98      2/28/99
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Hospital Revenue                                          15%          15%

Industrial and Pollution Control Revenue                  12           12

Nuclear Revenue                                           10           11

Life Care/Nursing Home Revenue                             8            8

General Obligation - Local                                 9            8

Housing Finance Revenue                                    8            8

Prerefunded Bonds                                          6            7

Dedicated Tax Revenue                                      4            6

Ground Transportation Revenue                              6            5

Lease Revenue                                              4            4

General Obligation - State                                 3            3

Escrowed to Maturity                                       2            2

Miscellaneous Revenue                                      3            2

Electric Revenue                                           3            2

Solid Waste Revenue                                        3            2

Water and Sewer Revenue                                    1            2

All Other                                                  2            2

Other Assets Less Liabilities                              1            1
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Total                                                    100%         100%


T. Rowe Price Tax-Free High Yield Fund
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Financial Highlights              For a share outstanding throughout each period
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                             Year
                            Ended
                          2/28/99    2/28/98    2/28/97    2/29/96    2/28/95

NET ASSET VALUE
Beginning of period      $  12.66   $  12.12   $  12.10   $  11.62   $  12.26

Investment activities
  Net investment income      0.66       0.69       0.70       0.72       0.73

  Net realized and
  unrealized gain (loss)    (0.07)      0.54       0.02       0.48      (0.60)

  Total from
  investment activities      0.59       1.23       0.72       1.20       0.13

Distributions
  Net investment income     (0.66)     (0.69)     (0.70)     (0.72)     (0.73)
  Net realized gain         (0.06)      --         --         --        (0.04)

  Total distributions       (0.72)     (0.69)     (0.70)     (0.72)     (0.77)

NET ASSET VALUE
End of period            $  12.53   $  12.66   $  12.12   $  12.10   $  11.62
                         -------------------------------------------------------


Ratios/Supplemental Data

Total return*                4.80%     10.42%      6.22%     10.62%      1.26%

Ratio of total expenses
to average net assets        0.71%      0.72%      0.74%      0.75%      0.79%

Ratio of net investment
income to average
net assets                   5.28%      5.59%      5.86%      6.07%      6.29%

Portfolio turnover rate      38.9%      24.4%      37.0%      39.3%      59.6%

Net assets, end of
period (in millions)     $  1,357   $  1,242   $  1,053   $    990   $    874

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free High Yield Fund
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                                                             February 28, 1999


Statement of Net Assets                                     Par        Value
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                                                              In thousands

ALABAMA  2.9%

Alabama Docks Dept., Docks Fac.
    5.50%, 10/1/22 (MBIA Insured)                    $    3,000   $    3,143

Alexander Special Care Fac.
  Fin. Auth., Russell Hosp.
    6.00%, 12/1/22                                        3,250        3,330

Baldwin County Eastern Shore Health Care Auth.
  Thomas Hosp.
    5.75%, 4/1/27                                         2,500        2,486

    6.75%, 4/1/21                                         1,900        2,056

    8.50%, 4/1/16 (Prerefunded 4/1/01!)                   4,000        4,466

Courtland IDB, Solid Waste
  Disposal, Champion Int'l
    5.90%, 2/1/17                                         8,000        8,247

Marshall County Health Care Auth.
  Guntersville-Arab Medical Center
    7.00%, 10/1/13                                        2,100        2,251

Mobile, GO
  Capital Improvement Warrants
    Zero Coupon, 8/15/18 (MBIA Insured)                   4,550        1,347

    Zero Coupon, 8/15/19 (MBIA Insured)                   4,675        1,290

    Zero Coupon, 8/15/20 (MBIA Insured)                   4,810        1,238

Mobile Airport Auth , 8.875%, 10/1/15 *                   1,903        2,027

Shelby County, GO
    7.40%, 8/1/07                                         2,000        2,199

    7.70%, 8/1/17                                         1,000        1,103

West Jefferson IDA, Board Pollution,
  VRDN (Currently 3.15%)                                  3,600        3,600

Total Alabama (Cost  $34,925)                                         38,783


ALASKA  1.5%

Alaska Housing Fin., 5.875%, 12/1/24
  (MBIA Insured)                                          5,000        5,253

Valdez Marine Terminal,
 British Petroleum Pipeline
    5.50%, 10/1/28                                       15,000       15,273

Total Alaska (Cost  $19,471)                                          20,526


ARIZONA  0.2%

Tempe IDA, Friendship Village of Tempe,
 6.75%, 12/1/1                                            1,950        2,026

Total Arizona (Cost  $1,862)                                           2,026


ARKANSAS  0.2%

Independence County, PCR,
  Mississippi Power and Light
    7.625%, 7/1/12                                   $    3,000   $    3,029

Total Arkansas (Cost  $3,000)                                          3,029


CALIFORNIA  4.0%

California HFA, Kaiser Permanente, 5.40%, 5/1/28          5,000        5,062

California HFFA, Daughters of
  Charity Health Systems
  St. Francis Medical Center
    5.75%, 10/1/23 (Escrowed to Maturity)                 6,515        6,803

Foothill / Eastern
  Transportation Corridor Agency
  California Toll Road
    Zero Coupon, 1/1/15                                   2,500        1,110

    Zero Coupon, 1/1/17                                  12,265        4,822

    Zero Coupon, 1/1/19                                  10,000        3,466

    Zero Coupon, 1/1/25                                   8,000        1,995

    Zero Coupon, 1/1/26                                  17,500        4,110

    Zero Coupon, 1/1/28                                  10,000        2,104

    Zero Coupon, 1/1/30                                  25,000        4,708

Fresno Joint Powers Fin. Auth., 6.55%, 9/2/12             3,000        3,257

Inglewood Redev. Agency,
  Century Redev., 6.125%, 7/1/23                          3,440        3,604

Los Angeles County, GO, COP,
  Marina del Rey, 6.50%, 7/1/08                           3,250        3,555

Los Angeles County Public Works Fin. Auth.
  Rowland Heights, 5.50%, 10/1/18 (FSA Insured)           2,750        2,960

Riverside County Asset Leasing, Riverside Hosp.
    Zero Coupon, 6/1/21 (MBIA Insured)                    9,000        2,850

San Jose Redev.
  Agency, Tax Allocation
    5.25%, 8/1/16 (MBIA Insured)                          4,000        4,081

Total California (Cost  $45,237)                                      54,487


COLORADO  2.1%

Colorado Housing Fin. Auth.
    8.65%, 8/1/03                                           475          497

    8.70%, 11/1/04 *                                      1,085        1,139

    9.00%, 8/1/03                                           510          530

    9.40%, 8/1/03 *                                         290          303

    9.60%, 8/1/01 *                                         150          156

Denver City and County, Airport System
    5.00%, 11/15/25 (FSA Insured) *                  $   10,000   $    9,684

  United Air Lines, 6 875%, 10/1/32 *                    11,000       11,761

E-470 Public Highway Auth.
    Zero Coupon, 9/1/13 (MBIA Insured)                   10,000        4,967

Total Colorado (Cost  $26,890)                                        29,037


CONNECTICUT  0.8%

Connecticut Dev. Auth., Mystic Marinelife Aquarium
    7.00%, 12/1/27                                        1,700        1,802

Connecticut Housing Fin. Auth., Mortgage Fin.
    5.85%, 11/15/28 *                                     2,995        3,131

Mashantucket

    5.50%, 9/1/28                                         2,300        2,254

    5.75%, 9/1/27                                         4,000        4,098

Total Connecticut (Cost  $10,830)                                     11,285


DELAWARE  0.7%

Delaware Economic Dev. Auth.
  Delmarva Power and Light
    7.15%, 7/1/18 (FGIC Insured)                          2,500        2,724

  Peninsula Methodist Homes
    8.50%, 5/1/22 (Prerefunded 5/1/02!)                   2,500        2,881

Delaware HFA, Beebe Medical Center, 6.75%, 6/1/14         3,975        4,333

Total Delaware (Cost  $8,859)                                          9,938


DISTRICT OF COLUMBIA  2.2%

Dist. of Columbia, GO
    5.50%, 6/1/17 (AMBAC Insured)                         6,000        6,223

Dist. of Columbia
    American Geophysical Union, 5.875%, 9/1/23            1,750        1,775

    Medlantic Health Care Group
    5.75%, 8/15/26 (MBIA Insured)                         6,000        6,510

Washington Convention Center Auth.
    4.75%, 10/1/28 (AMBAC Insured)                       17,000       15,874

Total District of Columbia (Cost  $29,160)                            30,382


FLORIDA  2.4%

Brevard County Tourist Dev.
  Florida Marlins Spring Training Fac.
    6.875%, 3/1/13                                   $    1,520   $    1,629

Broward County Resource Recovery
  Broward Waste Energy, L.P. North
    7.95%, 12/1/08                                        4,105        4,345

  Broward Waste Energy, L.P. South
    7.95%, 12/1/08                                        4,165        4,409

Charlotte County, IDR, Beverly Enterprises,
  10.00%, 6/1/11                                            820          911

Collier County IDA, Beverly Enterprises,
  10.75%, 3/1/03                                          1,555        1,734

Dade County, Guaranteed Entitlement
    Zero Coupon, 2/1/12 (MBIA Insured)                   14,715        7,723

Escambia County, IDR, Beverly Enterprises,
  9.80%, 6/1/11                                             435          468

Hernando County, IDR, Beverly Enterprises,
  10.00%, 9/1/11                                            785          879

Jacksonville IDR, Beverly Enterprises,
  9.75%, 10/1/11                                          1,195        1,257

Lee County IDA, Cypress Cove, 6.375%, 10/1/25             2,600        2,700

Leon County IDR, Beverly Enterprises,
  9.80%, 6/1/11                                             430          462

Manatee County Housing Fin. Auth.,
  Capital Appreciation
    Zero Coupon, 10/1/15                                  2,538          445

Orange County IDA, Beverly Enterprises,
  9.25%, 8/1/10                                             415          456

Santa Rosa County HFA, Gulf Breeze Hosp.,
  8.60%, 10/1/02                                            630          644

St. John's County IDA, Vicar's Landing,
  6.75%, 2/15/12                                          4,000        4,256

Total Florida (Cost  $30,089)                                         32,318


GEORGIA  2.0%

Athens-Clarke Residential Care Fac.
  for the Elderly Auth.
    Wesley Woods of Athens, 6.375%, 10/1/27               2,500        2,544

Coweta County Residential Care Fac.
  for the Elderly Auth. Wesley Woods of
    Newnan-Peachtree City 8.25%, 10/1/26                  3,145        3,620

Municipal Electric Auth. of Georgia
    5.50%, 1/1/20 (MBIA Insured)                          6,500        6,950

    6.25%, 1/1/17                                         4,000        4,560

Rockdale County Dev. Auth.
  Solid Waste Disposal, Visy Paper
    7.40%, 1/1/16 *                                  $    4,210   $    4,477

    7.50%, 1/1/26 *                                       4,400        4,668

Total Georgia (Cost  $24,957)                                         26,819


HAWAII  0.5%

Hawaii Dept. of Budget and Fin.
  Kapiolani Health Obligated Group
    6.20%, 7/1/16                                         2,000        2,182

    6.25%, 7/1/21                                         4,000        4,349

Total Hawaii (Cost  $6,049)                                            6,531


IDAHO  0.7%

Idaho HFA
  Single Family
    6.30%, 1/1/24 *                                       5,000        5,302

    7.80%, 1/1/23 *                                       1,240        1,292

Idaho Student Loan Marketing Assoc.,
  6.70%, 10/1/07 *                                        2,500        2,630

Total Idaho (Cost  $8,736)                                             9,224


ILLINOIS  9.3%
Aurora, Dreyer Med  Clinic, 8.75%, 7/1/14                 4,155        4,575

Chicago, GO
    5.125%, 1/1/16 (FGIC Insured)                         7,685        7,763

    6.25%, 1/1/15 (AMBAC Insured)                         3,500        4,067

Chicago Board of Ed., GO
  Chicago School Reform
    Zero Coupon, 12/1/13 (AMBAC Insured)                  5,000        2,408

    Zero Coupon, 12/1/14 (AMBAC Insured)                  5,000        2,264

    Zero Coupon, 12/1/18 (FGIC Insured)                   7,440        2,661

    5.25%, 12/1/23 (FGIC Insured)                         5,900        6,091

Chicago Water, 5.00%, 11/1/25 (FGIC Insured)              5,000        4,884

Chicago-O'Hare Int'l. Airport,
  American Airlines
    7.875%, 11/1/25 *                                     2,500        2,690

Illinois Dev. Fin. Auth., Adventist Health
    5.50%, 11/15/20                                  $    6,250   $    6,065

    5.50%, 11/15/29                                       2,000        1,925

Illinois Health Fac. Auth.
  Hosp. Sisters Services
    5.375%, 6/1/13 (MBIA Insured)                         4,000        4,196

    5.375%, 6/1/14 (MBIA Insured)                         2,500        2,606

Illinois HFA
  Centegra Health Systems, 5.25%, 9/1/24                  5,325        5,179

  Community Hosp. of Ottawa, 6.85%, 8/15/24               5,275        5,746

  Covenant Retirement Community, 7.60%, 12/1/12           2,665        2,982

  Glen Oaks Med. Center
    7.00%, 11/15/19 (Escrowed to Maturity)                3,300        3,813

    9.50%, 11/15/15 (Escrowed to Maturity)                1,935        2,177

  Hinsdale Hosp.
    7.00%, 11/15/19 (Escrowed to Maturity)                5,100        5,894

    9.00%, 11/15/15 (Escrowed to Maturity)                4,460        4,980

  Holy Cross Hosp., 6 75%, 3/1/24                         4,000        4,329

  Loyola Univ. Health,
  5.00%, 7/1/24 (MBIA Insured)                            8,000        7,710

  Riverside Med. Center, 5.75%, 11/15/20                  2,620        2,722

  Victory Health Services, 5.375%, 8/15/16                5,105        5,118

Metropolitan Pier and Exposition Auth.
  McCormick Place
    Zero Coupon, 6/15/11 (FGIC Insured)                   5,000        2,800

    Zero Coupon, 12/15/13 (MBIA Insured)                  4,000        1,937

    Zero Coupon, 6/15/22 (MBIA Insured)                  13,455        3,995

    Zero Coupon, 6/15/23 (MBIA Insured)                  17,355        4,885

    Zero Coupon, 6/15/25 (MBIA Insured)                  12,125        3,065

Southwestern Illinois Dev. Auth.,
  Anderson Hosp., 7.00%, 8/15/22                          2,500        2,682

Village of Carol Stream, DuPage County
  Windsor Park Manor
    7.00%, 12/1/13                                        2,000        2,147

    7.20%, 12/1/14                                        1,200        1,297

Total Illinois (Cost  $116,779)                                      125,653


INDIANA  3.0%

Goshen, Greencroft Obligation Group,
  5.75%, 8/15/28  $                                       4,000   $    3,838

Hammond, Sewage and Solid Waste Disposal
  American Maize Products, 8.00%, 12/1/24 *               4,000        4,628

Indiana HFFA, Clarian Health Partners,
  5.50%, 2/15/16                                          2,800        2,889

Indianapolis Airport Auth.
  Federal Express
    5.50%, 5/1/29 *                                       5,000        4,843

    7.10%, 1/15/17 *                                     11,000       12,313

  United Air Lines, 6.50%, 11/15/31 *                     5,000        5,360

Indianapolis Gas Utility Distribution System
    5.00%, 8/15/24 (AMBAC Insured)                        5,000        4,887

St. Joseph County Economic Dev.
  Madison Center
    5.45%, 2/15/17                                        1,150        1,140

    5.50%, 2/15/21                                        1,000          991

Total Indiana (Cost  $39,368)                                         40,889


IOWA  0.8%

Iowa Finance Auth., Iowa Health Systems
    5.125%, 1/1/28 (MBIA Insured)                         9,000        8,873

Iowa HFA, Wesley Retirement, 6.25%, 2/1/12                2,400        2,443

Total Iowa (Cost  $11,135)                                            11,316


KENTUCKY  1.8%

Florence Housing Fac., Bluegrass RHF Housing
    7.625%, 5/1/27                                        2,500        3,078

Jefferson County, Louisville Gas and Electric,
  7.45%, 6/15/15                                          4,250        4,499

Jefferson County HFA, Beverly Enterprises,
  9.75%, 8/1/07                                             770          805

Kenton County Airport Board
  Delta Airlines
    6.125%, 2/1/22 *                                      6,000        6,124

    7.50%, 2/1/12 *                                       3,600        3,929

    7.50%, 2/1/20 *                                       5,250        5,730

Total Kentucky (Cost  $21,746)                                        24,165


LOUISIANA  3.4%
Calcasieu Parish IDA, Entergy Gulf States,
  5.45%, 7/1/10                                      $    2,750   $    2,734

Lake Charles Harbor and Terminal Dist.,
  Panhandle Eastern
    7.75%, 8/15/22                                        5,000        5,649

Louisiana Offshore Terminal Auth.,
   Deepwater Port
    7.60%, 9/1/10                                         4,050        4,335

Louisiana PFA
  IDR, Beverly Enterprises, 8.25%, 9/1/08                 1,215        1,332

Pendelton Memorial Methodist Hosp.
    5.25%, 6/1/17                                         4,515        4,301

    5.25%, 6/1/28                                         5,780        5,372

  St. James Place of Baton Rouge,
    10.00%, 11/1/21                                       4,500        5,010

Plaquemines Parish IDB, PCR, AMAX,
  7.25%, 10/1/09                                          1,280        1,281

Saint Charles Parish, Louisiana Power and Light
    8.00%, 12/1/14                                        8,000        8,432

West Feliciana Parish, PCR
  Gulf States Utilities
    5.80%, 12/1/15                                        4,000        3,995

    8.00%, 12/1/24                                        4,000        4,172

Total Louisiana (Cost  $44,959)                                       46,613


MAINE  0.3%

Maine Housing Auth., Mortgage Purchase
    6.45%, 11/15/26 (AMBAC Insured) *                     4,350        4,695

Total Maine (Cost  $4,350)                                             4,695


MARYLAND  2.5%

Berlin, Atlantic General Hosp., 8.375%, 6/1/22            1,885        2,029

Gaithersburg Economic Dev., Asbury Methodist,
  5.50%, 1/1/15                                           5,000        5,027

Maryland CDA
  Single Family
    Zero Coupon, 4/1/29 *                                25,695        2,380

    5.95%, 7/1/23                                         3,730        3,967

    7.25%, 4/1/19                                         2,500        2,616

Maryland HHEFA, Doctor's Community Hosp.,
  5.50%, 7/1/24                                           3,000        2,975

Maryland Ind. Dev. Fin. Auth.
  American Assoc. of Blood Banks
    7.25%, 8/1/13                                    $    2,700   $    2,888

  Associated Catholic Charities, 9.00%, 1/1/10            1,205        1,262

  Georgetown Bakery Management
    9.25%, 9/1/04                                         1,110        1,148

Maryland-National Capital Park
  and Planning Commission
  Little Bennett Golf Fac.
    8.25%, 10/1/11 (Prerefunded 10/1/02!)                 2,060        2,404

Montgomery County Housin
  Opportunities Commission Multifamily,
  Strathmore Court at White Flint
    8.75%, 7/1/27                                         2,000        2,136

  Single Family
    Zero Coupon, 7/1/28                                  12,000        2,466

    6.10%, 7/1/27                                         1,975        2,104

    7.50%, 7/1/17                                           670          698

Total Maryland (Cost  $31,936)                                        34,100


MASSACHUSETTS  2.7%

Massachusetts, GO, 7.50%, 6/1/04                          2,750        3,127

Massachusetts Bay Transportation Auth., GO
  General Transportation
    7.00%, 3/1/19                                         2,500        3,103

    7.00%, 3/1/21                                         2,000        2,488

Massachusetts HEFA, 5.625%, 7/1/20                        5,000        4,899

Massachusetts Housing Fin. Agency
  Housing Project
    6.375%, 4/1/21 (AMBAC Insured)                        1,950        2,082

  Single Family, 6.35%, 6/1/17                            1,750        1,872

Massachusetts Ind. Fin. Agency
  Bradford College, 5 625%, 11/1/28                       6,000        6,053

  Nevins Home, 7.875%, 7/1/23                             5,265        5,768

  Ogden Haverhill, 5.40%, 12/1/11 *                       4,000        4,121

Massachusetts Turnpike Auth.
  Metropolitan Highway Systems
    Zero Coupon, 1/1/21 (MBIA Insured)                    7,500        2,459

Total Massachusetts (Cost  $33,409)                                   35,972


MICHIGAN  3.4%

Dickinson County Economic Dev.,
  Champion Int'l
    5.85%, 10/1/18                                   $    4,000   $    4,107

Flint Hosp. Building Auth., Hurley Med. Center
    5.375%, 7/1/28                                        5,135        4,781

Garden City Hosp. Fin. Auth.
  Garden City Hosp.
    5.625%, 9/1/10                                        1,265        1,250

    5.75%, 9/1/17                                         1,500        1,478

Michigan HDA
    5.30%, 10/1/37 *                                      3,520        3,497

    6.20%, 6/1/27 *                                       2,255        2,403

    6.50%, 12/1/17                                        2,380        2,534

Michigan Hosp. Fin. Auth.
  Bay Med. Center, 8.25%, 7/1/12                          2,000        2,162

  Henry Ford Health, 5.25%, 11/15/25                      6,000        5,974

  Pontiac Osteopathic Hosp., 6.00%, 2/1/24                3,150        3,221

  Saratoga Community Hosp., 8.75%, 6/1/10                 3,617        4,157

Michigan State Building Auth., 6.905%, 10/15/16           6,250        6,606

Michigan Strategic Fund
  Holland Home
    5.75%, 11/15/18                                       1,600        1,575

    5.75%, 11/15/28                                       2,500        2,434

Univ. of Michigan Hosp., VRDN (Currently 3.20%)             200          200

Total Michigan (Cost  $43,774)                                        46,379


MINNESOTA  0.8%

Minneapolis, Walker Methodist Senior Services
    6.00%, 11/15/28                                       8,250        8,325

Minnesota Housing Fin. Agency, Single Family
    6.70%, 1/1/18                                         1,790        1,917

Total Minnesota (Cost  $9,990)                                        10,242


MISSISSIPPI  1.9%

Claiborne County, PCR
  Systems Energy Resources
    7.30%, 5/1/25                                         1,100        1,152

    9.50%, 12/1/13                                        1,595        1,648

Mississippi Business Finance,
  Systems Energy Resources
    5.875%, 4/1/22                                   $   20,000   $   19,901

Mississippi Home, Single Family,
  9.25%, 3/1/12 (FGIC Insured)                              157          167

Mississippi Hosp. Equipment and
  Fac. Auth., Magnolia Hosp.
    7.375%, 10/1/21                                       3,000        3,330

Total Mississippi (Cost  $25,643)                                     26,198


MISSOURI  1.1%

Good Shepherd Nursing Home Dist.
  Nursing Home Fac.
    5.45%, 8/15/08                                        1,175        1,169

    5.90%, 8/15/23                                        2,000        2,001

Hannibal IDA, Hannibal Med. Center
    9.50%, 3/1/22 (Prerefunded 9/1/01!)                   3,750        4,421

Joplin IDA, Tri-State Osteopathic Hosp.,
  8.25%, 12/15/14                                         1,095        1,244

Lee's Summit IDA, John Knox Village,
  7.125%, 8/15/12                                         1,500        1,595

Missouri HEFA, Still Regional Med. Center,
  7.70%, 2/1/13                                           4,250        4,736

Total Missouri (Cost  $13,724)                                        15,166


MONTANA  0.2%

Montana Board of Housing
  Subordinate Lien
    7.85%, 10/1/04 (FHA Guaranteed)                         575          612

    8.40%, 10/1/03 *                                        445          463

    8.50%, 10/1/02                                          295          307

    8.525%, 10/1/02 (FHA Guaranteed)                        260          270

    8.95%, 10/1/02 *                                        290          302

    9.20%, 10/1/01 *                                        165          168

Total Montana (Cost  $2,030)                                           2,122


NEBRASKA  0.9%

City of Kearney, Great Platte River Road,
  6.75%, 1/1/23                                           5,000        4,767

Nebraska Investment Fin. Auth.
  Single Family
    6.45%, 3/1/28 (GNMA Guaranteed) *                     4,730        5,066

    Residual Interest Bond / Inverse Floater
    (Currently 11.724%), 3/15/22
    (GNMA Guaranteed) *                                     565          611

Nebraska Investment Fin. Auth.
  Single Family
    Residual Interest Bond / Inverse Floater
    (Currently 11.895%), 9/10/30
    (GNMA Guaranteed) *                              $    1,000   $    1,100

Total Nebraska (Cost  $11,171)                                        11,544


NEVADA  1.4%

Clark County Passenger Fac.,
  McCarran Int'l. Airport
    4.75%, 7/1/22 (MBIA Insured)                          6,000        5,723

Clark County, IDR
  Nevada Power, 5.50%, 10/1/30                            3,000        2,969

  Southwest Gas
    7.30%, 9/1/27                                         3,000        3,310

    7.50%, 9/1/32 *                                       5,000        5,520

Nevada Housing Division
  Sub Lien
    9.35%, 10/1/02                                          200          206

    9.375%, 10/1/00 *                                        90           92

    9.45%, 10/1/03 (FHA Guaranteed) *                       430          451

    9.65%, 10/1/02 *                                        330          346

Total Nevada (Cost  $17,715)                                          18,617


NEW HAMPSHIRE  0.2%

New Hampshire HHEFA, Catholic Medical Center,
  8.25%, 7/1/13                                           3,000        3,089

Total New Hampshire (Cost  $2,999)                                     3,089


NEW JERSEY  2.2%

Camden County Improvement Auth.
  Kaighn Point Marine Terminal, 8.00%, 6/1/27 *           4,000        4,456

New Jersey Economic Dev. Auth.
  Franciscan Oaks, 5.75%, 10/1/23                         1,775        1,742

  Kapkowski Road Landfill
    6.375%, 4/1/18                                        2,000        2,066

    6.375%, 4/1/31                                        2,000        2,057

New Jersey Economic Dev. Auth.
  Keswick Pines
    5.60%, 1/1/12                                    $    1,100   $    1,087

    5.75%, 1/1/24                                         3,810        3,712

    8.75%, 1/1/24                                         6,000        7,346

  The Evergreens, 6.00%, 10/1/17                          1,300        1,352

New Jersey Sports and Exposition Auth.
  Monmouth Park
    8.00%, 1/1/25                                         5,250        6,397

Total New Jersey (Cost  $26,876)                                      30,215


NEW MEXICO  0.4%

Farmington, PCR
  Public Service Co. of New Mexico
    6.30%, 12/1/16                                        2,400        2,545

    6.375%, 4/1/22                                        2,775        2,963

Total New Mexico (Cost  $5,175)                                        5,508


NEW YORK  11.2%

Dormitory Auth. of the State of New York
  City Univ.
    5.25%, 7/1/17                                         5,000        5,029

    5.625%, 7/1/16                                        3,100        3,334

    6.00%, 7/1/14                                         2,730        3,093

  State Univ. Ed. Fac.
    5.25%, 5/15/13                                        5,000        5,282

    5.25%, 5/15/19                                        5,000        5,145

    5.875%, 5/15/17                                       3,000        3,326

Long Island Power Auth.,
  7.43%, 12/1/15 (FSA Insured)                            5,000        5,120

Metropolitan Transportation Auth.
  Service Contract
    5.50%, 7/1/17                                         4,000        4,253

    7.125%, 7/1/09                                        4,000        4,447

New York City, GO
    5.25%, 8/1/21                                        15,000       15,119

    5.75%, 2/1/14                                         8,140        8,709

    5.875%, 3/15/13                                       2,750        2,982

    6.00%, 8/1/06                                         2,000        2,198

New York City, GO
    6.00%, 2/15/16                                   $    2,810   $    3,059

    6.00%, 8/1/17                                         4,500        4,904

    6.20%, 8/1/07                                         4,705        5,194

    6.20%, 8/1/07 (Prerefunded 8/1/04!)                     120          135

    6.25%, 8/1/09                                         7,000        7,903

    7.46%, 8/1/15                                         5,500        5,585

New York City Municipal Water Fin. Auth.,
  Water and Sewer
    5.50%, 6/15/23                                        6,000        6,144

New York City Transitional Fin. Auth.,
  5.125%, 11/15/14                                        7,500        7,745

New York State Energy Research and Dev.
  Auth., PCR
    5.15%, 3/1/16                                        14,000       13,922

New York State Energy Research and Dev.
  Auth. Electric Fac.
    Long Island Lighting, 7.15%, 6/1/20 *                 8.000        8,771

New York State Mortgage Agency
  Homeowner Mortgage
    5.90%, 4/1/27                                         4,000        4,235

    6.45%, 10/1/17                                        2,400        2,584

    7.50%, 4/1/26 *                                       3,000        3,267

New York State Urban Dev.
  Correctional Capital Fac., 5.375%, 1/1/25               4,000        4,066

  State Fac., 5.60%, 4/1/15                               3,000        3,232

Yonkers IDA, Civic Fac., St. Joseph Hosp.,
  6.15%, 3/1/15                                           2,500        2,499

Total New York (Cost  $138,730)                                      151,282


NORTH CAROLINA  0.2%

North Carolina Med. Care Commission,
  Valdese General Hosp.
    8.75%, 10/1/16                                        1,950        2,231

Total North Carolina (Cost  $1,921)                                    2,231


NORTH DAKOTA  0.5%

Burleigh County Health Care, Medcenter One
    5.00%, 5/1/04 (MBIA Insured)                          2,500        2,616

Mercer County, PCR, Basin Electrical Power
    7.20%, 6/30/13 (AMBAC Insured)                        3,500        4,372

Total North Dakota (Cost  $6,579)                                      6,988


OHIO  4.7%

Akron, Municipal Baseball Stadium, COP
    Zero Coupon, 12/1/16                             $    2,200   $    2,152

Cambridge, Guernsey Memorial Hosp.,
  8.00%, 12/1/11                                          1,500        1,636

Clermont County, Mercy Health System
    VRDN (Currently 2.95%)                                5,300        5,300

Cleveland Parking Fac., 8.10%, 9/15/22
  (Prerefunded 9/15/02!)                                 10,000       11,602

Fairfield Economic Dev. Auth.,
  Beverly Enterprises, 8.50%, 1/1/03                      1,895        2,021

Marion County Health Care Fac.,
  United Church Homes
    8.875%, 12/1/12 (Prerefunded 12/1/99!)                3,225        3,458

Montgomery County Hosp. Fac.
  Grandview Hosp. and Med. Center
    5.50%, 12/1/10                                        1,300        1,246

    5.65%, 12/1/12                                          400          381

Ohio Air Quality Dev. Auth., PCR
  Cleveland Electric, 6.00%, 8/1/20                       2,700        2,732

  Toledo Edison, 8.00%, 5/15/19                           2,750        2,893

Ohio Housing Fin. Agency
  Residential Mortgage
    5.25%, 9/1/30 *                                       2,000        1,991

    5.75%, 9/1/28 *                                       4,375        4,528

  Single Family
    Residual Interest Bond / Inverse Floater
    (Currently 10.247%), 3/31/31
    (GNMA Guaranteed) *                                     565          628

Ohio Water Dev. Auth., PCR
  Cleveland Electric
    6.10%, 8/1/20 *                                       2,600        2,628

    7.70%, 8/1/25                                         2,800        3,192

  Toledo Edison
    7.55%, 6/1/23                                         4,500        4,666

    8.00%, 10/1/23 *                                      3,700        4,199

Ohio Water Dev. Auth., Solid Waste Disposal,
  Bay Shore Power
    5.875%, 9/1/20 *                                      8,000        8,159

Total Ohio (Cost  $59,561)                                            63,412


OKLAHOMA  1.1%

Jackson County Memorial Hosp. Auth.
  Jackson County Memorial Hosp., 7.30%, 8/1/15       $    4,300   $    4,634

LeFlore County Hosp. Auth.
  Eastern Oklahoma Medical Center
    9.40%, 5/1/06 (Prerefunded 5/1/99!)                   2,000        2,062

Tulsa Municipal Airport
  American Airlines
    7.375%, 12/1/20 *                                     2,000        2,140

    7.60%, 12/1/30 *                                      5,240        5,686

Total Oklahoma (Cost  $13,480)                                        14,522


OREGON  0.1%

Western Generation Agency, Wauna Cogeneration
    7.25%, 1/1/09 *                                       1,800        1,945

Total Oregon (Cost  $1,794)                                            1,945


PENNSYLVANIA  3.6%

Allegheny County Hosp. Dev. Auth.,
  St. Francis Med. Center
    5.75%, 5/15/27                                        2,000        2,065

Beaver County IDA, PCR
    Cleveland Electric, 7.625%, 5/1/25                    2,400        2,717

    Toledo Edison, 7.75%, 5/1/20                          2,000        2,293

Berks County IDA, Lutheran Home
  at Topton, 6.875%, 1/1/23                               5,000        5,444

Clarion IDA Health Fac., Beverly Enterprises,
  10.125%, 5/1/07                                           735          763

Geisinger Auth. Pennsylvania Health Systems,
  3.25%, 8/15/28                                          6,775        6,775

Montgomery County Higher Ed.
  and Health Auth. Brittany Pointe,
    8.50%, 1/1/22 (Prerefunded 1/1/03!)                   2,500        2,961

  Redeemer Long Term Care and Elder Services
    8.00%, 6/1/22                                         5,755        6,537

    8.20%, 6/1/06                                           810          925

Pennsylvania, GO, 5 00%, 8/1/15                          11,610       11,751

Pennsylvania Housing Fac. Auth.
    Residual Interest Bond / Inverse Floater
    (Currently 10.37%), 10/1/23 *                         1,500        1,686

Philadelphia Auth. for Industrial Dev.,
  Health Care Fac.
  Baptist Home of Philadelphia
    5.60%, 11/15/28                                  $    2,750   $    2,633

  Pauls Run Retirement Community
    5.875%, 5/15/28                                       1,750        1,719

Total Pennsylvania (Cost  $45,385)                                    48,269


PUERTO RICO  0.5%

Puerto Rico Highway and Transportation Auth.,
  5.50%, 7/1/15                                           6,000        6,465

Total Puerto Rico (Cost  $5,643)                                       6,465


RHODE ISLAND  0.6%

Rhode Island Health and Ed. Building,
    Rhode Island Hosp. Residual Interest Bond /
    Inverse Floater (Currently 10.333%), 8/15/21
    (FGIC Insured) (Escrowed to Maturity)                 1,000        1,184

Rhode Island Housing and Mortgage Fin.
    Residual Interest Bond / Inverse Floater
    (Currently 10.833%), 4/1/24 *                         1,000        1,121

  Homeownership Opportunity, 6.70%, 10/1/14               5,000        5,378

Total Rhode Island (Cost  $7,000)                                      7,683


SOUTH CAROLINA  2.2%

Connector 2000 Assoc.
  Greenville Toll Road
    Zero Coupon, 1/1/08                                   2,600        1,488

    Zero Coupon, 1/1/10                                   2,900        1,450

    Zero Coupon, 1/1/12                                   1,350          589

    Zero Coupon, 1/1/13                                   5,200        2,331

    Zero Coupon, 1/1/20                                   9,900        2,840

    Zero Coupon, 1/1/21                                  12,300        3,324

    Zero Coupon, 1/1/26                                   6,700        1,325

    Zero Coupon, 1/1/31                                  21,100        3,037

    Zero Coupon, 1/1/32                                  10,000        1,354

Connector 2000 Assoc.
  Greenville Toll Road
    Zero Coupon, 1/1/34                              $    7,750   $      929

    Zero Coupon, 1/1/36                                  10,000        1,062

Piedmont Municipal Power Agency,
  South Carolina Electric
    5.25%, 1/1/15                                         5,500        5,373

South Carolina Public Service Auth.
    5.875%, 1/1/23 (FGIC Insured)                         5,000        5,383

Total South Carolina (Cost  $31,809)                                  30,485


SOUTH DAKOTA  0.2%

South Dakota HDA, Homeownership, 6.65%, 5/1/14            2,475        2,663

Total South Dakota (Cost  $2,475)                                      2,663


TENNESSEE  1.3%

Metropolitan Gov't. of Nashville
  and Davidson Counties
  Mur-Ci Homes, 7.75%, 12/1/26                            4,615        4,791

  Water and Sewer, 7.70%, 1/1/12 (FGIC Insured)           8,750       11,260

Tennessee Housing Dev. Agency, 7.625%, 7/1/22 *           1,900        2,010

Total Tennessee (Cost  $16,790)                                       18,061


TEXAS  8.3%

Abilene Health Fac. Dev.
    5.875%, 11/15/18                                      3,750        3,652

    5.90%, 11/15/25                                       2,000        1,933

  Sears Methodist Retirement
    5.875%, 11/15/18                                      1,000          972

    6.00%, 11/15/29                                       2,500        2,441

Alliance Airport Auth.
  American Airlines, 7.00%, 12/1/11 *                     3,070        3,615

  Federal Express, 6.375%, 4/1/21 *                       8,500        9,188

Amarillo Health Fac. Dev.,
  Sears Panhandle Retirement
    7.75%, 8/15/26                                        4,800        5,992

Bell County Health Fac. Dev.,
  King's Daughter Hosp.
    9.25%, 7/1/08                                         2,820        2,939

Brazos River Auth., Houston Lighting and Power
    6.375%, 4/1/12 (MBIA Insured)                        10,000       10,974

Denison Hosp. Auth.
  Texoma Med. Center
    6.125%, 8/15/27                                  $    3,770   $    3,902

    7.10%, 8/15/24 (Prerefunded 8/15/04!)                 3,650        4,107

Gainesville IDC, GTE Valenite, 8.90%, 5/15/11 *           2,940        3,156

Harris County, IDC, Shell Oil Project,
 VRDN (Currently 3.20%)                                   2,900        2,900

Harris County Health Fac. Dev., Memorial Hosp.
    7.125%, 6/1/15 (Prerefunded 6/1/02!)                  5,000        5,599

Harris County Texas Health Fac. Dev.
  Saint Lukes Episcopal Hosp.,
  VRDN (Currently 3.35%)                                  1,900        1,900

Houston Airport System, 5.70%, 7/15/29 *                  5,000        4,964

Houston Independent School Dist., GO
    Zero Coupon, 2/15/13                                 10,000        4,982

    4.75%, 2/15/26                                       10,000        9,448

Matagorda County Navigation Dist., PCR,
  Central Power and Light
    7.50%, 12/15/14                                       2,000        2,108

Northwest Texas Independent School Dist.,
  GO, School Buildings
    Zero Coupon, 8/15/32                                 20,000        2,705

Paris Health Fac. Dev., McCuistion
  Regional Med. Center
    7.60%, 2/1/12                                         4,500        5,049

Plano Health Fac. Dev., Texas Health Resources
    5.00%, 2/15/22 (MBIA Insured)                         5,000        4,867

San Antonio Electric and Gas
    Zero Coupon, 2/1/10 (FGIC Insured)                    5,000        3,038

Texas, GO, Veterans Housing Assistance,
  6.25%, 12/1/15                                            960          998

Tomball Hosp. Auth., Tomball Regional Hosp.,
  6.10%, 7/1/08                                           5,000        5,201

Tyler Health Fac. Dev.
  Mother Frances Hosp.
    5.40%, 7/1/08                                         1,315        1,332

    5.625%, 7/1/13                                        4,960        4,992

Total Texas (Cost  $106,711)                                         112,954


UTAH  1.0%

Intermountain Power Agency
    5.25%, 7/1/14 (MBIA Insured)                          5,000        5,177

    5.75%, 7/1/19 (MBIA Insured)                          4,000        4,267

Tooele County, PCR, Laidlaw Environmental,
  7.55%, 7/1/27 *                                    $    2,000   $    2,193

Utah Housing Fin. Agency
  Sub Lien
    6.25%, 7/1/05                                           200          209

    7.50%, 7/1/05                                           510          545

    7.60%, 7/1/05                                           455          482

    7.75%, 7/1/05                                           495          525

    7.75%, 1/1/23 *                                          80           82

    8.40%, 7/1/08 *                                          20           21

    8.55%, 7/1/04                                           115          120

    8.65%, 7/1/04                                           340          356

    8.70%, 7/1/01                                            25           26

    9.25%, 7/1/01                                            45           46

    9.30%, 7/1/00 *                                           5            5

    9.60%, 7/1/02 *                                           5            5

    9.75%, 7/1/02                                            20           20

    9.85%, 7/1/02 *                                          70           72

Total Utah (Cost  $13,315)                                            14,151


VERMONT  0.1%

Vermont Ed. and Health Buildings Fin. Agency
  Med. Center Hosp. of Vermont
    7.45%, 9/1/23 (FGIC Insured)                          1,400        1,552

Total Vermont (Cost  $1,400)                                           1,552


VIRGINIA  1.8%

Goochland County IDA, Nekoosa Packaging,
  5.65%, 12/1/25 *                                        4,215        4,208

Norfolk Port and Ind. Auth., Henson Aviation,
  9.625%, 8/1/12 *                                          710          788

Pocahontas Parkway Assoc.
  Capital Appreciation
    Zero Coupon, 8/15/13                                  2,800        1,200

    Zero Coupon, 8/15/14                                  3,100        1,246

    Zero Coupon, 8/15/15                                  3,200        1,207

    Zero Coupon, 8/15/19                                  4,000        1,169

    Zero Coupon, 8/15/22                                  4,600        1,103

    Zero Coupon, 8/15/23                                  4,700        1,060

Pocahontas Parkway Assoc.
  Toll Road Revenue
    Zero Coupon, 8/15/10                             $    3,600   $    1,868

    Zero Coupon, 8/15/18                                 15,000        5,073

Roanoke IDA, Roanoke Memorial Hosp.,
  Carilion Health System
    VRDN (Currently 3.25%)                                3,000        3,000

Virginia Beach Dev. Auth.,
  Beverly Enterprises, 10.00%, 4/1/10                     2,320        2,486

Total Virginia (Cost  $24,394)                                        24,408


WASHINGTON  2.4%

Central Puget Sound Washington Regional Transit
  Sales Tax and Motor, 5.25%, 2/1/21 (FGIC Insured)       5,000        5,199

Spokane County IDC, Kaiser Aluminum and Chemical
    7.60%, 3/1/27 *                                       2,500        2,734

Washington, GO, 5.70%, 10/1/15                            7,500        8,293

Washington Public Power Supply System
    Zero Coupon, 7/1/14 (FSA Insured)                     6,400        2,990

    6.30%, 7/1/12                                         2,000        2,315

Nuclear Project
    5.50%, 7/1/17                                         5,000        5,019

    7.25%, 7/1/09                                         1,000        1,190

Washington State HFA, Fred Hutchinson
  Cancer Research Center
    VRDN (Currently 3.60%)                                5,400        5,400

Total Washington (Cost  $30,750)                                      33,140


WEST VIRGINIA  0.5%

West Virginia, GO, State Road,
  4.50%, 6/1/23 (FGIC Insured)                            7,500        6,936

Total West Virginia (Cost  $6,781)                                     6,936


WISCONSIN  1.5%

Nekoosa, Nekoosa Papers, 5.50%, 7/1/14                    5,000        5,015

Oconto Falls CDA, Oconto Falls Tissue,
  7.75%, 12/1/22                                          2,800        2,977

Wisconsin HEFA
  National Regency of New Berlin,
  8.00%, 8/15/25                                          6,000        6,733

  Waukesha Memorial Hosp.
    5.25%, 8/15/19 (AMBAC Insured)                        3,835        3,866

Wisconsin Housing and Economic Dev. Auth.
    7.75%, 9/1/17                                    $    1,190   $    1,235

    8.00%, 3/1/21                                           430          439

Total Wisconsin (Cost  $18,804)                                       20,265


WYOMING  1.0%

Kemmerer County, PCR, Exxon,
  VRDN (Currently 3.15%)                                  2,000        2,000

Sweetwater County, PCR,
  Solid Waste Disposal, FMC Corp.
    6.90%, 9/1/24 *                                       5,000        5,468

Wyoming CDA
    5.85%, 6/1/28 *                                       4,090        4,232

    Single Family, 6.70%, 6/1/17                          1,810        1,910

Total Wyoming (Cost  $12,404)                                         13,610

Total Investments in Securities
99.3% of Net Assets (Cost  $1,258,570)                            $1,347,890

Other Assets Less Liabilities                                          9,241

NET ASSETS                                                        $1,357,131
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $       68

Accumulated net realized gain/loss -
net of distributions                                                  (4,151)

Net unrealized gain (loss)                                            89,320

Paid-in-capital applicable to 108,346,790
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares authorized                       1,271,894


NET ASSETS                                                        $1,357,131
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    12.53
                                                                  ----------

    *    Interest subject to alternative minimum tax
    !    Used in determining portfolio maturity
AMBAC    AMBAC Indemnity Corp.
  CDA    Community Development Administration
  COP    Certificates of Participation
 FGIC    Financial Guaranty Insurance Company
  FHA    Federal Housing Authority
  FSA    Financial Security Assurance Corp.
 GNMA    Government National Mortgage Association
   GO    General Obligation
  HDA    Housing Development Authority
 HEFA    Health & Educational Facility Authority
  HFA    Health Facility Authority
 HFFA    Health Facility Financing Authority
HHEFA    Health & Higher Educational Facility Authority
  IDA    Industrial Development Authority
  IDB    Industrial Development Bond
  IDC    Industrial Development Corp.
  IDR    Industrial Development Revenue
 MBIA    Municipal Bond Investors Assurance Corp.
  PCR    Pollution Control Revenue
  PFA    Public Facility Authority
 VRDN    Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------

In thousands

                                                                        Year
                                                                       Ended
                                                                     2/28/99
                                                                   ---------
Investment Income

Interest income                                                    $  78,221

Expenses

  Investment management                                                8,119
  Shareholder servicing                                                  788
  Custody and accounting                                                 233
  Registration                                                            85
  Prospectus and shareholder reports                                      69
  Legal and audit                                                         16
  Directors                                                               11
  Miscellaneous                                                            9

  Total expenses                                                       9,330
  Expenses paid indirectly                                               (13)

  Net expenses                                                         9,317

Net investment income                                                 68,904

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                           9,146
  Futures                                                                462

  Net realized gain (loss)                                             9,608
Change in net unrealized
gain or loss on securities                                           (17,235)

Net realized and unrealized gain (loss)                               (7,627)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  61,277
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets

In thousands

                                                           Year
                                                          Ended
                                                        2/28/99      2/28/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $   68,904   $   63,062
  Net realized gain (loss)                                9,608        5,076
  Change in net unrealized
  gain or loss                                          (17,235)      44,298

  Increase (decrease) in net
  assets from operations                                 61,277      112,436

Distributions to shareholders
  Net investment income                                 (68,904)     (63,062)
  Net realized gain                                      (6,383)        --

  Decrease in net assets
  from distributions                                    (75,287)     (63,062)

Capital share transactions*
  Shares sold                                           303,295      306,000
  Distributions reinvested                               52,381       43,119
  Shares redeemed                                      (226,525)    (209,609)

  Increase (decrease) in
  net assets from capital
  share transactions                                    129,151      139,510

Net Assets

Increase (decrease) during period                       115,141      188,884
Beginning of period                                   1,241,990    1,053,106

End of period                                        $1,357,131   $1,241,990
                                                     -----------------------

*Share information
  Shares sold                                            24,041       24,772
  Distributions reinvested                                4,149        3,484
  Shares redeemed                                       (17,959)     (17,044)

  Increase (decrease) in
  shares outstanding                                     10,231       11,212

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------
                                                             February 28, 1999

T. Rowe Price Tax-Free High Yield Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Tax-Free High Yield Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 1, 1985.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Noninvestment-Grade Debt Securities At February 28, 1999, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $603,393,000 and $498,461,000, respectively, for the year ended February 28, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund utilized capital loss carryforwards of $5,834,000 in 1999.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------
     Undistributed net investment income                           $   2,000

     Undistributed net realized gain                                 307,000

     Paid-in-capital                                                (309,000)


     At February 28, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,258,570,000. Net unrealized gain aggregated $89,320,000 at period-end, of which $93,270,000 related to appreciated investments and $3,950,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $647,000 was payable at February 28, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $730,000 for the year ended February 28, 1999, of which $66,000 was payable at period-end.



Tax Information (Unaudited) for the Tax Year Ended 2/28/99
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

     o $6,383,000 from long-term capital gains, subject to the 20% rate gains category,

     o    $68,407,000 which qualified as exempt-interest dividends.

--------------------------------------------------------------------------------


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Tax-Free High Yield Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free High Yield Fund, Inc. (the "Fund") at February 28, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     March 17, 1999


For yield, price, last transaction,
current balance, or to conducT
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free High Yield Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest WithConfidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.          F59-050 2/28/99


Annual Report

Tax-Free
Funds

February 28, 1999


T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Tax-Free Funds

o Municipal bonds were relatively unscathed by the turmoil in other fixed income markets and were less volatile than Treasuries.

o The Tax-Exempt Money, Tax-Free Short-Intermediate, Tax-Free Intermediate Bond, Tax-Free Income, and Tax-Free High Yield Funds outpaced their respective Lipper benchmarks for both the 6- and 12-month periods.

o The funds' good performances were due primarily to management decisions and low fund expenses.

o All funds benefited from their longer relative maturities and durations when interest rates fell, and also from careful credit selection.

o We expect continued low inflation and slowing economic growth to benefit municipal securities, which still carry attractive yields relative to other fixed income investments.


Fellow Shareholders

The fixed income markets and your funds generated good returns for the 6- and 12-month periods ended February 28, 1999. The Tax-Exempt Money, Tax-Free Short-Intermediate, Tax-Free Intermediate Bond, Tax-Free Income, and Tax-Free High Yield Funds surpassed their respective benchmarks in both periods, a reflection of our management decisions and below-average expenses.

Municipal bonds moved through the past year relatively unscathed by the turmoil that hit other fixed income markets. The municipal market was far less volatile than the Treasury market, which benefited from a massive flight to quality that drove 30-year yields to a record low of 4.72% in October from 5.92% last February. Municipal yields also fell, but the decline was more muted as long-term rates dropped to 4.64% in October from 5.08% last February. As a result, municipal yields approached parity with Treasury yields especially in longer maturities, an unusual event in a year when major tax reform was not under discussion.


MARKET ENVIRONMENT

Municipal Bond and Note Yields
--------------------------------------------------------------------------------


                  30-Year AAA       5-Year AAA       1-Year Moody's
                  General           General          Investment
                  Obligation        Obligation       Grade 1Note

2/28/98           5.08              4.05             3.60
                  5.13              4.10             3.65
                  5.20              4.30             3.85
5/98              5.05              4.10             3.75
                  5.05              4.10             3.60
                  5.10              4.10             3.70
8/98              4.93              3.85             3.50
                  4.82              3.70             3.30
                  4.92              3.70             2.95
11/98             4.89              3.75             3.05
                  4.94              3.75             3.05
                  4.87              3.65             2.95
2/99              4.99              3.78             3.00


Source: T. Rowe Price Associates

Major economic developments here and overseas during the fiscal year affected the fixed income markets. In the first half, many economists expected the global turmoil to have a negative impact on the U.S. economy, causing interest rates to fall. Russia's debt default last summer created havoc in many markets, leading to a global liquidity crisis that contributed to the flight to U.S. Treasuries. In response, the Federal Reserve cut short-term rates three times last fall to cushion the domestic economy from weakness abroad and restore investor confidence. In December, yields began to move up following signs of stronger-than-expected U.S. growth and a growing sense that the global liquidity crisis had abated. Robust GDP growth of 6.1% in the fourth quarter added fuel to the fire, and by the end of February 30-year Treasury yields were nearly 100 basis points (one percentage point) higher than in October. Municipal yields also rose but, once again, they were far less volatile.

Lower-quality municipal bonds also escaped major damage. In response to the liquidity crisis, the taxable markets-including corporate, mortgage, and emerging market bonds-came under severe pressure in the third quarter, and differences in yield between high- and low-quality bonds (yield spreads) widened abruptly. Lower-quality, high-yield municipals experienced only a modest widening in yield spreads, mainly because of limited supply in this area of the market and less sensitivity to global events. While high-yield returns suffered modestly, this followed several years of above-average returns.

Overall, municipal yields did not change significantly from February 1998 to February 1999 except for one-year rates, as can be seen in the chart on page 1. In the money market area, solid cash flow and the lowest level of new issuance in nine years led to lower yields. A steeper yield curve resulted as money market and short-term bonds reacted to the Federal Reserve's rate cuts and to strong demand, while long-term rates were more affected by heavy bond sales. During the past six months, intermediate-term bonds turned in the best performance. For the calendar year, new bond issuance reached $284 billion, up 29% from 1997, a level surpassed only in 1993.


High Ratings for Risk-Adjusted Returns
--------------------------------------------------------------------------------

The four bond funds received a high Morningstar Rating(trademark) for their risk-adjusted performance, which reflects the degree of volatility experienced in earning a particular return. (Money funds are not rated.) As of February 28, 1999, the Tax-Free High Yield Fund had five stars overall, and the Tax- Free Short-Intermediate Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Income Fund all received four stars. The top 10% of the funds in each investment category receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. The funds were rated among 1,576, 1,109, and 369 municipal fixed income funds for the 3-, 5-, and 10-year periods ended February 28, 1999, respectively. Of course, past trends may not continue.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 2/28/99 and may change monthly. Ratings are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Tax-Free High Yield Fund received 5 stars for the 3-, 5-, and 10-year periods; Tax-Free Income 4 stars for the 3- and 5- year periods and 3 stars for the 10-year period; Tax-Free Intermediate Bond 3 and 4 stars for the 3- and 5-year periods; and Tax-Free Short-Intermediate 4, 5, and 4 stars for the 3-, 5-, and 10-year periods, respectively.

As mentioned, each fund was in the lowest expense quartile (25%) of its Lipper category as of February 28. For a discussion of the new Tax-Exempt Money Fund PLUS Class shares, see the shaded box on page 4.


TAX-EXEMPT MONEY FUND AND PLUS SHARES

Performance Comparison
--------------------------------------------------------------------------------

                                                                Since Inception*
Periods Ended 2/28/99           6 Months         12 Months         (PLUS Shares)
--------------------------------------------------------------------------------

Tax-Exempt Money Fund              1.38%             2.97%                    -

Tax-Exempt Money Fund
PLUS Class                             -                 -                 0.74%

Lipper Tax-Exempt Money
Market Funds Average                1.31              2.81                 0.82

*11/1/98


The Tax-Exempt Money Fund posted good results relative to its peer group average for both the 6- and 12-month periods ended February 28. Since its inception on November 1, 1998, the Tax-Exempt Money Fund PLUS shares returned 0.74%, behind the return of the Lipper average due to the higher expenses that accompany their additional services.

Three consecutive easings in the fall by the Federal Reserve, amounting to a total of 75 basis points, set the tone for the short-term tax-exempt market. At the end of the fiscal year, the one-year yield was 60 basis points lower than it was a year earlier, with most of the move occurring in the last six months.


Tax-Exempt Money Fund PLUS Class
--------------------------------------------------------------------------------

Starting November 1, 1998, we created a new class of shares called The Tax-Exempt Money - PLUS Class. The share class is offered as part of our new Asset Manager Account, which incorporates a number of additional services, such as unlimited checkwriting and a debit card. Both the Tax-Exempt Money Fund and Tax-Exempt Money - PLUS are based on the same portfolio, and as such will be reported on together in future annual and semiannual reports. However, performance will differ because the classes of shares have different expense ratios. Tax-Exempt Money - PLUS will have no impact on the expenses, share price, or yield of the original Tax-Exempt Money Fund.

Note: To request a prospectus for any T. Rowe Price fund, please call 1-800-638-5660. Read the prospectus carefully before investing.

Money market funds benefited from the volatility in other markets. As investors shifted assets to safer havens, total money fund assets ballooned to a record $1.4 trillion, an increase of 26% during the fiscal year. However, tax-exempt money funds expanded at half the rate of the total industry-a result of reduced demand due to lower tax-exempt money yields versus comparable taxable yields. The improved financial condition of many municipalities, along with low long-term rates, drastically reduced the short-term borrowing needs of issuers. Annual municipal note issuance dipped to its lowest level since 1989. Reduced supply and steady demand kept rates low versus taxable alternatives, which meant that the tax-exempt money market appealed mostly to investors in high tax brackets.

Throughout the fiscal year, we maintained a fairly long weighted average maturity-53 days at the end of February, which was 11 days longer than our peer group average. We continue to believe that the imbalance between supply and demand in our specific market, combined with a stable monetary policy and possible further easing by the Fed if economic growth slows later in the year, supports our more aggressive stance.


TAX-FREE SHORT-INTERMEDIATE FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/99                          6 Months         12 Months
--------------------------------------------------------------------------------

Tax-Free Short-Intermediate Fund                  2.39%             4.90%

Lipper Short-Intermediate
Municipal Debt Funds Average                      2.08              4.43

Your fund posted solid results that surpassed the Lipper Short-Intermediate Municipal Debt Funds Average for both the 6- and 12-month periods ended February 28, 1999. Maintaining a slightly longer duration and a low expense ratio enhanced returns. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.)

Our duration strategy reflected several factors: the absence of any inflationary pressures, the global demand for U.S. Treasuries resulting from problems overseas, and the exceptional value offered in the municipal market due to imbalances in supply and demand. Our long position was rewarded in the fall when the Federal Reserve cut short-term interest rates. As economic growth in the fourth quarter exceeded expectations and global turmoil subsided, Treasury yields began to rise. Maturities within five years, which had been yielding less than the federal funds rate, rose above the fed funds rate and resulted in a positively sloped yield curve. This shift reflected the change in investor focus from the global crisis to an accommodative Fed and a potential pickup in inflation.

Nevertheless, we maintained our relatively long duration even as Treasury yields were rising from their October lows. Municipal yields had not fallen as far and looked exceptionally attractive. In addition, we anticipated increasing demand for municipals and a drop in supply over the holiday season; supply has remained below expectations during the first two months of 1999.

Recently, relative yields have moved closer to historic averages as municipals outperformed Treasuries. While we had a fairly long duration at the end of the period, we have since been reducing it. However, we expect to take advantage of any increase in yields to extend it again, since we anticipate continued low inflation and interest rates in the months ahead.


TAX-FREE INTERMEDIATE BOND FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/99                         6 Months            12 Months
--------------------------------------------------------------------------------

Tax-Free Intermediate Bond Fund                  2.26%                5.37%

Lipper Intermediate
Municipal Debt Funds Average                     2.15                 5.05


Your fund posted good returns and outperformed the Lipper Intermediate Municipal Debt Funds Average for both the 6- and 12-month periods. Our duration strategy over the past six months was similar to that of the Tax-Free Short-Intermediate Fund (see report on that fund for an explanation). As short-term rates fell more than long-term rates, short bonds appreciated while longer bonds actually depreciated, but the changes were modest. Five-year general obligation (GO) yields were down seven basis points while 30-year GO yields rose six, which meant that a fund's return was largely determined by its position along the yield curve. In our case, we favored five-year bonds because we thought 10-year maturities were overvalued, and the steepening yield curve was beneficial to five-year maturities. Since the yield curve has recently begun to steepen even further, we anticipate buying bonds with longer maturities and have begun to favor 10-year bonds.

At the annual shareholders meeting in October, we received approval to remove the insurance requirement for the fund and changed the fund's name to reflect the new policy. We will continue to hold 95% of assets rated AAA or AA by at least one national rating organization (Standard & Poor's, Moody's, or a similar service), and up to 5% may be rated A at the time of purchase. We believe this will allow for more prudent diversification among a variety of high-quality issuers.

Our current strategy is to reduce exposure to insured bonds over time in a manner that neither reduces income nor results in significant realized capital gains. We sold three insured credits-hospital, solid-waste facility, and start-up toll road securities-primarily because they allowed us to reach our duration goals and we considered them overvalued compared with other bonds.


TAX-FREE INCOME FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/99                   6 Months                  12 Months
--------------------------------------------------------------------------------

Tax-Free Income Fund                       1.91%                      5.48%

Lipper General Municipal
Debt Funds Average                         1.76                       4.88

The fund had several goals for the past year: managing exposure to interest rates with steady, gradual shifts in duration; preserving tax-free income as lower rates and maturing older, higher-yielding bonds eroded the fund's yield; and seeking good diversification among issuers and bond insurers in the portfolio. The strategy along with low expenses paid off, and performance surpassed the Lipper average for both periods shown in the table.

The fund's duration (defined in the Tax-Free Short-Intermediate Fund section), which was extended last June to a more aggressive range, was reduced to neutral in January. Recent concerns about continued economic strength and a shift in the Federal Reserve's position, from a bias toward easing to a neutral stance, drove our strategy. We were also aware that, historically, the first quarter has often not been strong for municipal bonds as supply starts to grow and demand weakens in anticipation of tax-payment season.

The fund's credit quality remains high at an overall level of AA-. A year ago we regretted not having more exposure to lower-quality bonds, which had performed well in a strong economy. However, this sector did not do as well in the past year, and we saw a modest widening of yield spreads between lower- and higher-rated bonds. As this trend continues, we are looking for opportunities to add some lower-rated securities to the portfolio.

During the past six months, we reduced our exposure to hospital bonds and increased our holdings of general obligation bonds. The hospital industry is suffering from cost recovery pressures, while tax-supported debt is benefiting from the strong economy. As always, we are seeking good diversification among solid credits. While the insurance industry continues to penetrate the municipal bond market (more than 50% of new issues were insured in 1998), we are also focused on diversifying exposure among the bond insurers.


TAX-FREE HIGH YIELD FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/99                     6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Free High Yield Fund                     1.57%              4.80%

Lipper High Yield Municipal
Debt Funds Average                           1.46                4.51

The municipal high-yield market trailed the higher-quality market from the summer of 1998 through the end of February. Total returns were still positive, however, unlike those of our counterparts in the corporate bond market. Performance for the year was bolstered by our strategy of steadily increasing duration (see the report for the Tax-Free Short-Intermediate Fund for an explanation of duration) to benefit from the drop in interest rates, and the fund surpassed the average performance of its Lipper peer group in both periods.


Quality Diversification
--------------------------------------------------------------------------------

Tax-Free High Yield Fund

AAA      AA       A        BBB      BB and below

6        25       21       26       22

Based on net assets as of 2/28/99.

Moderate returns in this sector of the municipal market have presented an opportunity for investors. Compared with our peers, we have been underweighted in below-investment-grade bonds and can now add selectively to our favorite issuers at a time when yield spreads are wider than they have been during the past two to three years. Currently, these holdings represent about 22% of total assets, and the percentage should rise gradually. We are focusing specifically on the long-term care, education, and corporate-backed sectors for new purchases that should benefit from a strong domestic economy.

We are closely watching developments in the hospital sector as it comes under pressure from increased competition and general overcapacity. Our percentage of hospital holdings is among the lowest in the fund's history, and we will look to increase it as opportunities unfold. Our overall strategy is designed to increase the tax-free yield of the fund in a prudent manner.


Taxable vs. Tax-Exempt Yields
--------------------------------------------------------------------------------

As of 2/28/99

                  Treasury Yield        Treasury Yield           Tax-Exempt
                  After Paying          After Paying             AAA General
                  Income Taxes          Income Taxes             Obligation
                  of 31%                of 36%                   Yield

1 Yr              3.34                  3.10                     2.95
5 Yr              3.59                  3.33                     3.78
10 Yr             3.64                  3.38                     4.20
30 Yr             3.85                  3.57                     4.99

Source: T. Rowe Price Associates


OUTLOOK

Despite the economy's strong momentum from the fourth quarter of 1998 through the early part of this year, we expect a decline in growth toward a more modest and sustainable level later this year. We also believe the forces sustaining low inflation are still in place. The Federal Reserve appears to have adopted a neutral monetary bias in the belief that the economy contains an equal measure of upside and downside risks.

So far this year, a decreasing supply of municipal issues combined with strong demand has helped move tax-exempt yields into more normal relationships with taxable yields. While Treasury yields across maturities have risen 50 to 60 basis points since the beginning of 1999, municipal yields were mostly unchanged. The chart on the previous page shows the after-tax yield on Treasury securities as of February 28, 1999, after paying federal income taxes at various levels. Overall, municipal securities are still appealing relative to other fixed income securities, and we are optimistic about their outlook for the rest of the year.

Respectfully submitted,

Mary J. Miller
Director
Municipal Bond Department

March 19, 1999


--------------------------------------------------------------------------------

Change in Management

C. Stephen Wolfe stepped down as manager of the Tax-Free High Yield Fund on March 1, 1999, to devote himself full-time to research on high-yield securities. He remains a member of the fund's Investment Advisory Committee. William F. Snider, associate portfolio manager of this fund, has been appointed chairman of the Tax-Free High Yield Fund's Investment Advisory Committee. He and Patricia S. Deford will be co-managers of the fund responsible for day-to-day management of the portfolio. Mr. Snider joined T. Rowe Price in 1991 and also serves as portfolio manager of the New York and New Jersey Tax-Free Bond Funds. Ms. Deford, who joined T. Rowe Price in 1990, served as research director for the firm's municipal department and is vice president of all tax-free funds. Other members of the fund's Investment Advisory Committee include Konstantine B. Mallas, Mary J. Miller, William T. Reynolds, and Arthur S. Varnado.

The preceding updates the Tax-Free Funds prospectus of July 1, 1998.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                        8/31/98      2/28/99
Tax-Exempt Money Fund
--------------------------------------------------------------------------------

Price Per Share                                      $     1.00   $     1.00

Dividends Per Share
  For 6 months                                            0.016        0.014
  For 12 months                                           0.032        0.029

Dividend Yield (7-Day Compound) *                          2.98%        2.54%

Weighted Average Maturity (days)                             59           53

Weighted Average Quality **                          First Tier   First Tier


Tax-Exempt Money Fund PLUS Class Shares
--------------------------------------------------------------------------------

Price Per Share                                      $     --     $     1.00

Dividends Per Share
  For 6 months                                             --         0.007!
  For 12 months                                            --           --

Dividend Yield (7-Day Compound) *                          --           2.07%

  Weighted Average Maturity (days)                         --             53

Weighted Average Quality **                                --     First Tier

(continued on next page)


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

x                                                       8/31/98      2/28/99
Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

Price Per Share                                      $     5.39   $     5.39

Dividends Per Share
  For 6 months                                             0.11         0.11
  For 12 months                                            0.22         0.22

Dividend Yield*
  For 6 months                                             4.13%        4.07%
  For 12 months                                            4.24         4.12

30-Day Standardized Yield                                  3.59         3.16

Weighted Average Maturity (years)                           4.4          4.0

Weighted Average Effective Duration (years)                 2.9          3.0

Weighted Average Quality ***                                 AA           AA


Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

Price Per Share                                      $    11.13   $    11.13

Dividends Per Share
  For 6 months                                             0.24         0.24
  For 12 months                                            0.48         0.48

Dividend Yield *
  For 6 months                                             4.39%        4.39%
  For 12 months                                            4.49         4.42

30-Day Standardized Yield                                  3.78         3.36

Weighted Average Maturity (years)                           8.8          8.5

Weighted Average Effective Duration (years)                 5.6          5.4

Weighted Average Quality ***                                 AA           AA

(continued on next page)


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                        8/31/98      2/28/99
Tax-Free Income Fund
--------------------------------------------------------------------------------

Price Per Share                                      $    10.03   $     9.94

Dividends Per Share
  For 6 months                                             0.25         0.25
  For 12 months                                            0.51         0.50

Dividend Yield *
  For 6 months                                             5.15%        5.13%
  For 12 months                                            5.31         5.19

30-Day Standardized Yield                                  4.35         4.11

Weighted Average Maturity (years)                          17.1         16.1

Weighted Average Effective Duration (years)                 7.6          7.3

Weighted Average Quality ***                                AA-          AA-


Tax-Free High Yield Fund
--------------------------------------------------------------------------------

Price Per Share                                      $    12.72   $    12.53

Dividends Per Share
  For 6 months                                             0.34         0.33
  For 12 months                                            0.68         0.66

Dividend Yield *
  For 6 months                                             5.38%        5.34%
  For 12 months                                            5.55         5.45

30-Day Standardized Yield                                  4.59         4.46

Weighted Average Maturity (years)                          19.4         19.3

Weighted Average Effective Duration (years)                 7.3          7.6

Weighted Average Quality ***                                 A-           A-

  * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
 ** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.
  !  Dividends for the period 11/1/98 to 2/28/99.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

As of 2/28/99

                  Lipper
                  Tax-Exempt
                  Money Market                       Tax-Exempt
                  Funds Average                      Money Fund

2/28/89           10,000                             10,000
2/90              10,591                             10,587
2/91              11,162                             11,139
2/92              11,598                             11,550
2/93              11,878                             11,823
2/94              12,105                             12,065
2/95              12,414                             12,383
2/96              12,828                             12,802
2/97              13,204                             13,193
2/98              13,613                             13,620
2/99              13,999                             14,024


TAX-FREE SHORT-INTERMEDIATE FUND
--------------------------------------------------------------------------------

As of 2/28/99

                                     Lipper Short-           Tax-Free
                  Lehman             Intermediate            Short-
                  3-Year Go          Municipal Debt          Intermediate
                  Bond Index         Funds Average           Fund

2/28/89           10,000             10,000                  10,000
2/90              10,806             10,750                  10,736
2/91              11,710             11,572                  11,494
2/92              12,665             12,459                  12,291
2/93              13,764             13,548                  13,214
2/94              14,243             14,043                  13,675
2/95              14,616             14,360                  14,073
2/96              15,793             15,376                  15,040
2/97              16,520             16,010                  15,645
2/98              17,403             16,839                  16,470
2/99              18,322             17,626                  17,277


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

TAX-FREE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

As of 2/28/99

                                    Lipper
                  Lehman            Intermediate
                  7-Year            Municipal              Tax-Free
                  Municipal         Debt Funds             Intermediate
                  Bond Index        Average                Bond Fund

11/30/92          10,000            10,000                 10,000
2/93              10,542            10,537                 10,681
2/94              11,008            11,034                 11,267
2/95              11,277            11,250                 11,566
2/96              12,434            12,276                 12,672
2/97              13,050            12,824                 13,204
2/98              14,043            13,778                 14,168
2/99              14,880            14,500                 14,929


TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

As of 2/28/99

                                    Lipper
                  Lehman            General
                  Municipal         Municipal              Tax-Free
                  Bond              Debt Funds             Income
                  Index             Average                Fund

2/28/89           10,000            10,000                 10,000
2/90              11,026            10,888                 10,815
2/91              12,042            11,781                 11,724
2/92              13,245            12,984                 12,916
2/93              15,068            14,845                 14,838
2/94              15,902            15,654                 15,654
2/95              16,202            15,791                 15,951
2/96              17,991            17,387                 17,595
2/97              18,982            18,217                 18,441
2/98              20,717            19,932                 21,070
2/99              21,991            20,950                 21,275


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

TAX-FREE HIGH YIELD FUND
--------------------------------------------------------------------------------

As of 2/28/99

                                     Lipper
                  Lehman             High Yield
                  Revenue            Municipal             Tax-Free
                  Bond               Debt Funds            High Yield
                  Index              Average               Fund

2/28/89           10,000             10,000                10,000
2/90              11,076             10,865                10,954
2/91              12,095             11,479                11,823
2/92              13,397             12,669                13,072
2/93              15,345             14,205                14,895
2/94              16,306             15,145                16,010
2/95              16,557             15,372                16,212
2/96              18,434             16,977                17,935
2/97              19,522             17,935                19,051
2/98              21,424             19,799                21,036
2/99              22,707             20,704                22,046


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since   Inception
Periods Ended 2/28/99       1 Year   5 Years   10 Years  Inception        Date
--------------------------------------------------------------------------------

Tax-Exempt Money             2.97%     3.05%      3.44%         -       4/8/81

Tax-Exempt Money PLUS           -         -          -       0.74%     11/1/98

Tax-Free
  Short-Intermediate         4.90      4.79       5.62          -     12/23/83

Tax-Free
  Intermediate Bond          5.37      5.79          -       6.63     11/30/92

Tax-Free Income              5.48      6.33       7.84          -     10/26/76

Tax-Free High Yield          4.80      6.61       8.23          -       3/1/85

Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. Investments in the Money Fund and PLUS Class shares are not insured or guaranteed by the FDIC or any other government agency. Although they seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund and PLUS Class shares.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Annual Meeting Results

The Tax-Free Intermediate Bond Fund held an annual meeting on October 15, 1998, to elect directors of the fund, to amend the fund's investment objectives, and to ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as the fund's independent accountants.

The results of voting were as follows (by number of shares):

For nominees to the Board of
Directors for the Tax-Free
Intermediate Bond Fund:

Calvin W. Burnett
         In favor:             6,264,176.601
         Withheld:               107,241.379

Anthony W. Deering
         In favor:             6,282,061.082
         Withheld:                89,356.898

F. Pierce Linaweaver
         In favor:             6,269,403.700
         Withheld:               102,014.280

William T. Reynolds
         In favor:             6,282,440.529
         Withheld:                88,977.451

James S. Riepe
         In favor:             6,280,032.546
         Withheld:                91,385.434

John G. Schreiber
         In favor:             6,280,776.004
         Withheld:                90,641.976

M. David Testa
         In favor:             6,282,440.529
         Withheld:                88,977.451


For PricewaterhouseCoopers LLP
as independent accountants:

         In favor:             6,209,652.143
         Withheld:                63,094.092
         Abstained:               98,671.745


Amendment for investment objec-
tives to remove the requirement
that total assets be invested
primarily in insured bonds:

         In favor:             4,892,656.486
         Against:                851,482.266
         Abstained:              434,617.228
         Broker Non-Votes:       192,662.000


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

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For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
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with your existing
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distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

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T. Rowe Price Investment Services, Inc., Distributor.         C03-050  2/28/99